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EXHIBIT 10.6






                                 OMNICARE, INC.
                     1998 LONG-TERM EMPLOYEE INCENTIVE PLAN


                  1. PURPOSES. The purposes of this Plan are (a) to provide Employees with an opportunity to share in the benefits associated with owning Common Stock of the Company, thus providing an increased incentive for such Employees to contribute to the future success and prosperity of the Company and its Subsidiaries, (b) to further the identity of interests of Employees employed by the Company and its Subsidiaries with the interests of the Company's stockholders, (c) to induce the employment or continued employment of Employees, and (d) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of employees.

                  2. DEFINITIONS. Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this
Section 2:

                  "Board of Directors": the Board of Directors of the Company.

                  "Change of Control": actual knowledge by the Company that any of the following events has occurred: (i) any Person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) an agreement to merge, consolidate the Company with or into another entity (or other similar reorganization) in which the stockholders of the Company immediately prior to the effective date of such transaction own less than 50% of the voting power in the successor entity; (iii) an agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, including a plan of liquidation; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the nomination for the election by the Company's stockholders of each new director was approved by a vote of at least one-half of the persons who were directors at the beginning of the two-year period.

                  For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or

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group, but excluding the Company, its affiliates, any employee benefit plan maintained by the Company, or an underwriter temporarily holding securities pursuant to an offering of such securities.

                  For purposes of this definition, a Person shall be deemed the "beneficial owner" of any securities (i) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such Person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities.

                  For purposes of this definition, the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the stockholders of the Company and becomes effective.

                  "Code": the Internal Revenue Code of 1986, as amended and from time to time in effect. References in the Plan to any section of the Code also shall be deemed to refer to any related
Treasury regulations, whether proposed, temporary or final.

                  "Common Stock": the Common Stock of the Company, par value $1.00 per share.

                  "Company":  Omnicare, Inc., a Delaware corporation.

                  "Employee": an hourly or salaried employee of the Company or of a Subsidiary, but excluding any "officer" of the Company within the meaning of Rule 16a-1(f) of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time, who in accordance with


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any guidelines or rules established by the Committee is eligible to receive a
Stock Incentive grant hereunder.

                  "Fair Market Value": as applied to any date, the mean between the high and low sales prices of a share of Common Stock on the principal stock exchange on which the Company is listed, or, if it is not so listed, the mean between the bid and the ask prices of a share of Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System on such date or if no such sales or prices were made or quoted on such date, on the next preceding date on which there were sales or quotes of Common Stock on such exchange or market, as the case may be; PROVIDED, HOWEVER, that, if the Common Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Board of Directors.

                  "Incentive Committee": the Incentive Committee designated to administer this Plan pursuant to the provisions of section 12 hereof.

                  "Option":  an option to purchase shares of Common
Stock.

                  "Performance Objectives": stated criteria set forth in a Stock Incentive, at the discretion of the Incentive Committee, the successful attainment of which is specified in the Stock
Incentive as a condition precedent to the issuance, transfer or retention of some or all of the shares of Common Stock covered by the Stock Incentive.

                  "Plan": the 1998 Long-Term Employee Incentive Plan herein set forth as the same may from time to time be amended.

                  "Reload Feature": a provision which the Incentive Committee may, but shall not be required to include in an Option granted under this Plan to the effect that at such time as the Option is exercised, the optionee shall automatically be granted a new Option pursuant hereto to purchase a number of shares equal to the number of shares purchased pursuant to the exercise or the number of shares utilized by the optionee to pay the option exercise price and/or the federal, state or local income tax to be withheld with respect to the exercise, or any fraction, multiple or combination thereof as the Incentive Committee may determine.

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                  "Stock Appreciation Right (SAR)": a right to receive cash, shares of Common Stock, or a combination thereof, as the case may be, having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of such right over the Fair Market Value of one such share on the date of grant (the "base price") of such right.

                  "Stock Award": an issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future.

                  "Stock Incentive": a stock incentive granted under this Plan in one of the forms provided in Section 3 hereof.

                  "Subsidiary": a company or other form of business association of which shares (or other ownership interests) having
50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

                  3. GRANTS OF STOCK INCENTIVES. (a) Subject to the provisions of this Plan, the Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Employees.

                  (b) Stock Incentives may be granted in the following forms:

                           (i)   a Stock Award, or
                           (ii)  an Option, or
                           (iii) a SAR, or
                           (iv)  a combination of a Stock Award, an
                                 Option and/or a SAR.

                  4. STOCK SUBJECT TO THIS PLAN. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,000,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to a Stock Incentive grant. To the extent that a Stock Incentive lapses or the rights of its grantee are otherwise canceled or any shares of Common Stock are tendered to pay for the exercise of an Option, such shares of Common Stock shall again be available for grants under the Plan. The aggregate number of shares which may be issued under the


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Plan shall be subject to adjustment in the same manner as provided in Section 9 hereof with respect to shares of Common Stock subject to Stock Incentives then outstanding. Shares of Common Stock which may be issued pursuant to Stock Incentives granted under this Plan may be either authorized but unissued shares or shares held in the Company's treasury, or any combination thereof.

                  5. STOCK AWARDS. Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

                  (a) A Stock Award shall be granted for such lawful consideration as the Incentive Committee may determine.

                  (b) Shares of Common Stock subject to a Stock Award may be issued or transferred to the Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Employee at the time the Stock Award is granted, the Incentive Committee may provide for payment to such Employee, either in cash or in shares of Common Stock from time to time or at the time or times such shares shall be issued or transferred to such Employee, of amounts not exceeding the dividends which would have been payable to such Employee in respect of such shares (as adjusted under section 9) if they had been issued or transferred to such Employee at the time such Stock Award was granted. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

                  (c) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Incentive Committee shall determine; PROVIDED, HOWEVER, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. The Incentive Committee may, in its sole discretion, but shall not be

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required to, specify in any Stock Award that the issuance, transfer and/or retention of some or all of the shares of Common Stock covered by the Stock Award shall be subject to the attainment of Performance Objectives. Each Stock Award shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided such written instrument is consistent with this Plan and incorporates it by reference.

                  (d) In the event the holder of shares of Common Stock subject to a Stock Award dies prior to the time such share are no longer subject to forfeiture pursuant to the terms of the Stock Award, the estate of such holder may retain such shares subject to the restrictions set forth in the Stock Award.

                  6. OPTIONS. Stock Incentives in the form of Options shall be subject to the following provisions:

                  (a) Upon the exercise of an Option, the purchase price shall be paid in cash or, unless otherwise provided by the Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Incentive Committee), in shares of Common Stock held by the optionee for at least 6 months delivered to the Company by the optionee, or in a combination of such payment methods. Shares of Common Stock thus delivered or withheld shall be valued at their Fair Market Value on the date of the exercise. The purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  (b) Each Option shall become exercisable in full or in part in accordance with the schedule as specified by the Incentive Committee. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Incentive Committee; PROVIDED, HOWEVER, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him.

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                  (c) An Option, to the extent that it shall not have been
exercised, shall terminate when the optionee ceases to be an employee of the Company or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Company or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate 15 months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised on the date three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (c); PROVIDED, HOWEVER, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed 10 years. Where an Option is granted for a term of less than 10 years, the Incentive Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than 10 years from the date the Option was granted. Such an extension shall not be deemed the grant of an Option under this Plan.

                  (d) Options shall be granted for such lawful consideration as the Incentive Committee shall determine.

                  (e) Neither the Company nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Common Stock issued or transferred upon the exercise of an Option.

                  (f) No Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution or pursuant to a

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qualified domestic relations order (as defined in the Code or the Employee
Retirement Income Security Act of 1974).

                  (g) If so provided in the Option or if so authorized by the Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Incentive Committee, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or
(ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

                  (h) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions (including, without limitation, Performance Objectives and/or a Reload Feature), and shall be in such form, as the Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option if so recommended by the Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

                  (i) Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Incentive Committee, by the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the optionee, or in any combination thereof, or in such other form as the Incentive Committee may authorize from time to time. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company authorized to be withheld.

                  (j) Any Option granted hereunder shall be a nonqualified stock option and shall not be an incentive stock option under the provisions of
Section 422 of the Code.

                  7. STOCK APPRECIATION RIGHTS. Stock Incentives in the form of Stock Appreciation Rights (SAR's) shall be subject to the following provisions:

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                  (a) Each SAR shall be evidenced by a written instrument (the
"SAR Agreement") specifying the number of shares of Common Stock to which it relates and containing such other terms and conditions (which may, but need not, include Performance Objectives), and shall be in such form as the Incentive Committee may determine, provided the SAR is consistent with this Plan and incorporates it by reference.

                  (b) Each SAR Agreement shall specify the period during which the pertinent SAR(s) may be exercised and shall provide that the SAR(s) shall expire at the end of such period(or periods); provided that such expiration date shall not be later than 10 years from the date of grant thereof. Except as otherwise provided herein, any SAR must be exercised during the period of the holder's employment with the Company. Each SAR may only be exercisable in accordance with the schedule as specified by the Incentive Committee. Unless otherwise provided in the SAR Agreement, a SAR, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the SAR. Any term or provision in any outstanding SAR specifying that the SAR not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the SAR by the Incentive Committee; PROVIDED, HOWEVER, no such modifications of an outstanding SAR shall, without the consent of the grantee, adversely affect any SAR theretofore granted to him.

                  (c) Each SAR shall be exercisable during the life of the grantee only by him and, after his death, only by his estate or by a person who acquired the right to exercise the SAR by will or the laws of descent and distribution. A SAR, to the extent that it shall not have been exercised, shall terminate when the grantee ceases to be an employee of the Company or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Company or a Subsidiary. Except as provided in the next sentence, if the grantee ceases to be an employee by reason of such resignation, the SAR shall terminate three months after he ceases to be an employee. If the grantee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred


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to in the preceding sentence, the SAR shall terminate 15 months after he ceases to be an employee. Where a SAR is exercised more than three months after the grantee ceased to be an employee, the SAR may be exercised only to the extent it could have been exercised on the date three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (c); PROVIDED, HOWEVER, that a SAR may not be exercised during any such leave of absence.

                  (d) No SAR may be assigned or transferred by the grantee except by will or the laws of descent and distribution.

                  (e) If the form of consideration to be received upon exercise of the SAR is not specified in the agreement governing the SAR, upon the exercise thereof, the holder may request the form of consideration he wishes to receive in satisfaction of such SAR, which may be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; PROVIDED, HOWEVER, that the Incentive Committee, in its sole discretion, may consent to or disapprove any request of the grantee to receive cash in full or partial settlement of such SAR.

                  (f) Any federal, state or local withholding taxes payable by a grantee upon the exercise of a SAR shall be paid in cash or, unless otherwise provided by the Incentive Committee, by the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the grantee, or in any combination thereof, or in such other form as the Incentive Committee may authorize from time to time. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company authorized to be withheld.

                  8. COMBINATION OF STOCK AWARDS AND OPTIONS. Stock Incentives authorized by Section 3(b)(iv) hereof in the form of combinations of Stock Awards, Options and/or SAR's shall be subject to the following provisions:

                  (a) A Stock Incentive may be any combination or combinations of Stock Awards, Options and/or SAR's; PROVIDED, HOWEVER, that the terms and conditions of such
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Stock Incentive pertaining to a Stock Award are consistent with section 5 hereof, the terms and conditions of such Stock Incentive pertaining to an Option are consistent with Section 6 hereof, and the terms and conditions of such Stock Incentive pertaining to a SAR are consistent with section 7 hereof.

                  (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

                  9. ADJUSTMENT PROVISIONS. In the event that any spinoff of assets, recapitalization, reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number of class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other company, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives or with respect to which a cash payment pursuant to the Stock Incentives is determinable, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price or base price per share or other security under outstanding Options or SAR's, and (d) the price to be paid by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

                  10. ACCELERATION. In the event of a Change of Control, any outstanding Stock Award, Option or SAR shall fully and immediately vest (without regard to any limitation imposed by the Plan or the Incentive Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to vest only after the lapse of time or the attainment of Performance Objectives or other conditions to vesting), and any outstanding Option or SAR shall remain exercisable until the expiration of such Stock Incentive. Notwithstanding any provision to the contrary, in the event of a Change of Control, at the discretion of the Committee, the Company shall have the right, without the consent of the grantee,
(i) to cancel all or a portion of any outstanding Option or SAR then subject to exercise and either pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option or SAR so canceled over the aggregate purchase price or base price of such shares, or issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess, and (ii) to cancel all or a portion of any outstanding Stock Award and pay the holder an amount of money equal to the Fair Market Value of the shares subject to the Stock Award.

                  11. TERM. This Plan shall be effective upon adoption and shall remain in effect until such time as it is terminated by the Board of Directors.

                  12. ADMINISTRATION. (a) The Plan shall be administered by the Incentive Committee, which shall consist of not less than three directors of the Company as appointed or elected by the Board of Directors. Grants of Stock Incentives may be recommended by the Incentive Committee either in or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Incentive Committee shall have full authority to act in the matter of selection of Employees who will receive Stock Incentive grants and in determining the number of Stock Incentives to be granted to them.

                  (b) The Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

                  (c) Members of the Board of Directors and members of the Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

                  13. ACQUISITIONS. If the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company in connection therewith, upon the recommendation of the Incentive Committee and the approval of the Board of Directors, (a) may assume, in whole or in part and with or without modifications or conditions, any stock options granted by the acquired company to its employees, in their capacity as such, or (b) may grant new Options in substitution therefor; provided that the granting of an Option with the terms and conditions of the assumed or substitute options is permissible under either this Plan or a plan approved by the shareholders of the acquired company. For the purposes of the preceding sentence, the permissibility of the granting of an option under a plan shall be determined as of the date of grant of the original option by the acquired company and not as of the date of assumption or substitution by the Company.

                  14. GENERAL PROVISIONS. (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

                  (b) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Company, have been complied with. In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

                  (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to shares of Common Stock, if any, as shall have been issued or transferred to him.

                  (d) The Company or a Subsidiary may, with the approval of the Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be an Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

                  (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Incentive Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Incentive Committee on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Incentive Committee shall specify.

                  (f) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

                  (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

                  15. AMENDMENTS AND DISCONTINUANCE. (a) This Plan may be amended by the Board of Directors upon the recommendation of the Incentive Committee.

                  (b) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

                  (c) Notwithstanding the foregoing, no amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.